Exhibit 10.3

August 16, 2024

Strictly Confidential

Steve Lisi

Chief Executive Officer and Chairman of the Board

Beyond Air, Inc.

900 Stewart Avenue, Suite 301

Garden City, NY 11530

Dear Steve:

This letter agreement (this “Agreement”) confirms the understanding with respect to the new engagement by Beyond Air, Inc. (collectively with its subsidiaries and affiliates, the “Company”) of BTIG, LLC (“BTIG”), Laidlaw & Company (UK) LTD (“Laidlaw”), Arcadia Securities, LLC, (“Arcadia”) and JonesTrading Institutional Services LLC (“JonesTrading”) to provide investment banking services in connection with the sale of equity, debt or equity-linked securities (the “Securities”) on a best efforts basis through one or more private placement transactions to qualified investors (the “Transaction”). Each of BTIG, Laidlaw, Arcadia, and JonesTrading shall be referred to as a “Placement Agent” hereunder, and shall be referred to herein collectively as the “Placement Agents”.

1. Scope of Engagement. The Company hereby engages BTIG to act as its lead placement agent and each of Laidlaw, Arcadia and JonesTrading to act as co-placement agents in connection with the Transaction. Any compensation the Company may pay, or be obligated to pay, to another service provider shall not affect the Placement Agents’ compensation hereunder. The Placement Agents shall assist the Company in preparing documents and in identifying potential investors and shall, on behalf of the Company, contact such potential investors as the Placement Agents deems appropriate. The Placement Agents shall assist the Company in analyzing, structuring, negotiating, and effecting the Transaction, and shall use their best efforts to offer and sell the Securities in accordance with this Agreement. The Company shall cooperate fully with the Placement Agents in connection with the identification of potential investors and shall report and refer to the Placement Agents all contacts and inquiries received by the Company regarding the Transaction. It is anticipated that the Company shall also engage its own legal counsel and may require the services of an accounting firm. The Company understands that the Placement Agents shall not have any obligation to purchase any of the Securities. During the term of this Agreement, the Company shall be prohibited from directly or indirectly offering any of the Securities (or instruments substantially similar to the Securities) for sale to, or soliciting any offer to purchase any of the Securities from, or otherwise contacting, approaching or negotiating with respect thereto with any person, and authorizing anyone other than the Placement Agents to act on its behalf to place the Securities (or instruments substantially similar to the Securities). The Company shall promptly refer to the Placement Agents all offers, inquiries and proposals relating to any placement of the Securities (or instruments substantially similar to the Securities) made to the Company at any time during the term of this Agreement.

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The Company acknowledges that none of the Placement Agents will be deemed for any purpose to be acting as an agent, joint venturer or partner of the other Placement Agents, and none of the Placement Agents assume responsibility, express or implied, for, and have no liability to, the Company or any of its stakeholders with respect to, any actions or omissions of, or the performance of services by the other Placement Agents in connection with the Transaction or otherwise. Furthermore, the Company hereby agrees that the obligations of BTIG, Laidlaw, Arcadia, and JonesTrading are several and not joint.

2. Fees. The Company shall pay the Placement Agents the following amounts:

(a) Retainer. The Placement Agents hereby waive any retainer in connection with this engagement.

(b) Fees for the Securities. The Placement Agents shall be paid upon consummation of the Transaction a transaction fee, payable in cash, of 7.0% of the Investment Proceeds (as defined below) from the capital raised in the Transaction (the “Transaction Fee”), excluding expenses. BTIG shall be paid 50% of the Transaction Fee, Laidlaw shall be paid 17.5% of the Transaction Fee, Arcadia shall be paid 15% of the Transaction Fee, and JonesTrading shall be paid 17.5% of the Transaction Fee. For purposes hereof, “Investment Proceeds” shall mean the fair market value of all of the consideration (including, without limitation, cash and contingent payments) paid by investors and received by the Company for the Company’s Securities issued in connection with the Transaction before the deduction of expenses related to the Transaction, including the fee payable to the Placement Agents. Notwithstanding the foregoing, no Transaction Fee shall be paid in connection with the exercise of any warrant shares.

No fee payable to any other person, whether payable by the Company or any other party, in connection with the subject matter of this engagement shall reduce or otherwise affect any fee payable hereunder.

3. Expenses and Payments. In addition to the fees described above, the Company shall reimburse the Placement Agents, and the Placement Agents shall separately bill the Company, for all reasonable out-of-pocket expenses as incurred in connection with this engagement (including fees and disbursements of the Placement Agents’ legal counsel, travel expenses, miscellaneous printing, shipping/delivery and other expenses such as background checks and other third party services) promptly upon request, and, in any case, within 30 days after the Placement Agents submit an invoice in respect thereto; provided, however that such expenses shall not exceed $75,000 in aggregate without the prior written approval of Company. All amounts payable under this Agreement shall be paid without demand, setoff and without deduction for any withholding, value-added or other similar taxes, charges, fees or assessments. It is anticipated that the Company shall engage, at its sole expense, legal counsel, accountants, and other professionals as reasonably required by the Company in order to conduct the Transaction.

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4. Information.

(a) In connection with the engagement of the Placement Agents hereunder, the Company has agreed to furnish to the Placement Agents, on a timely basis, all relevant information needed by the Placement Agents to perform their services under the terms of this Agreement. In this connection, the Company shall, or cause its representatives to, make available to the Placement Agents such information as the Placement Agents may request, including information with respect to the assets, liabilities, earnings, earning power, financial condition, historical performance, future prospects and financial projections and the assumptions used in the development of such projections of the Company. The Placement Agents do not assume any responsibility for, or with respect to, the accuracy, completeness or fairness of the information and data supplied to the Placement Agents by the Company or its representatives. All information provided by the Company shall be accurate and complete in all material respects and shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not false or misleading. If at any time during the course of the engagement of the Placement Agents hereunder the Company or its representatives becomes aware of any material change in any of the information previously furnished to the Placement Agents, it shall promptly advise the Placement Agents of the change. The Company acknowledges and agrees that the Placement Agents shall rely primarily on the information provided by the Company and its representatives, management, auditors, consultants and advisors and on information available from generally recognized public sources in performing its services hereunder, without having independently verified the same.

(b) The Placement Agents shall keep in confidence and shall not, without the Company’s prior consent, disclose to any person (except their own respective counsel, as applicable, or as required by applicable law and then only to the extent necessary) any non-public information furnished by, or derived from any information furnished by the Company to the Placement Agents for so long as such information remains non-public.

(c) The Company shall make available to the Placement Agents audited financial statements, projections, performance summaries, due diligence materials, and such other information which in the Placement Agents’ reasonable judgment shall be necessary or appropriate for the proper marketing of the Securities and the completion of the financing contemplated hereby.

(d) During the term of this Agreement, the Company shall not use, distribute or refer to any Offering Material (as hereinafter defined) without the Placement Agents’ prior consent, except for internal use among the Company’s personnel and representatives.

(e) The offering memorandum, circular or other disclosure document (collectively, “Offering Memorandum”) and any other materials given and/or made available to any potential purchaser in connection with the offering or placement of the Securities (all such materials, together with the Offering Memorandum, if any, being referred to herein as the “Offering Material”), together with documents listed in the Offering Material, will be as of the date thereof, and will be as of the closing date of each sale of Securities (a “Closing Date”), true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order that the Offering Material not be misleading. The Company shall advise the Placement Agents immediately of the occurrence of any event or other change which results in the Offering Material containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. The Company recognizes and confirms that the Placement Agents (i) will be using and relying primarily on the information in the Offering Material and information available from generally recognized public sources in performing the services contemplated hereunder without having independently verified the same, (ii) does not assume responsibility for the accuracy or completeness of such information or of the Offering Material, and (iii) will not make any appraisal of any assets of the Company. The Company will cause to be furnished to the Placement Agents, at each Closing Date, copies of “comfort” letters relating to the financial and share information contained or incorporated by reference into the Offering Memorandum to be furnished to the purchasers of the Securities on such Closing Date, if any, any opinions provided to any party in connection with the sale of the Securities and such opinions as counsel to the Placement Agents may reasonably request, dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agents.

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5. Indemnity. In connection with engagements such as this, it is the Placement Agents’ policy to receive indemnification. The Company agrees to the provisions with respect to the indemnification of the Placement Agents and the other matters set forth in Annex A attached hereto, which is incorporated by reference into this Agreement.

6. Term; Termination.

(a) This Agreement shall be effective as of the date set forth on page 1 (the “Effective Date”). This Agreement may be terminated by BTIG, Laidlaw, Arcadia, or JonesTrading (each as to itself) or by the Company (as to BTIG, Laidlaw, Arcadia, and/or JonesTrading) upon ten (10) days written notice to the other parties. In the case of termination of this Agreement by either BTIG, Laidlaw, Arcadia, or JonesTrading, acting alone, or of termination of either BTIG, Laidlaw, Arcadia, and/or JonesTrading by the Company, such termination shall relate only to such engagement of such terminated or terminating party, as the case may be, hereunder and shall not affect the rights and obligations of the other parties (it being understood that in such event this Agreement shall remain in full force and effect in respect of each other party). Any such termination shall be effective as of the end of the notice period provided above or such later date as specified in the notice of termination. This Agreement shall terminate automatically upon consummation of a Transaction or series of related Transactions in which the Placement Agents receive in the aggregate the Transaction Fee.

(b) Notwithstanding Section 6(a) above, the provisions of Sections 2 (Fees), 3 (Expenses and Payments), 4(b) (Information), 5 (Indemnity, including Annex A), 6 (Term; Termination), and 7 (Miscellaneous) shall survive any such termination of this Agreement. Promptly after the termination of this Agreement, the Company shall pay the Placement Agents’ out-of-pocket expenses incurred during the term of this Agreement, including the fees and disbursements of the Placement Agents’ legal counsel, in accordance with Section 3 above.

7. Miscellaneous.

(a) The Placement Agents’ financial advice and opinions are intended solely for the benefit and use of the Board of Directors of the Company, in their respective capacities as such, in considering the Transaction, is not on behalf of, and shall not confer rights or remedies upon, any shareholder or creditor of the Company or any other person, and may not be used or relied upon for any other purpose. Except as otherwise required by applicable law or governmental or stock exchange regulation, the Company shall treat the Placement Agents’ advice, opinions and the terms of this Agreement as confidential and shall not disclose them to any third party (other than as may be required by applicable law and other than, on a confidential basis, to its counsel and other advisors in connection with a Transaction, it being understood that the Company shall be responsible for any breach by such counsel or advisors of the provisions of this sentence) in any manner without the Placement Agents’ prior written approval.

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(b) Each of BTIG, Laidlaw, Arcadia, and JonesTrading has been retained by the Company as an independent contractor and in no other capacity and any duties of BTIG, Arcadia, and JonesTrading arising out of its engagement pursuant to this Agreement shall be owed solely to the Company and to no other party.

(c) The obligations of BTIG, Laidlaw, Arcadia, JonesTrading, and the Company hereunder are solely corporate obligations, and no officer, director, employee, agent, shareholder, or controlling person shall be subject to any personal liability whatsoever to any person, nor shall any such claim be asserted by or on behalf of the Company or any of its affiliates.

(d) The Placement Agents are not an experts on, and cannot render opinions regarding, legal, accounting, regulatory or tax matters. The Company should consult with its other professional advisors concerning these matters before undertaking the proposed Transaction.

(e) BTIG is a full service securities firm and, therefore, it may from time to time effect transactions for its own account or for the account of its customers and hold positions in securities or options on securities of the Company and other companies which may be the subject of BTIG’s services. This Agreement shall not limit or restrict BTIG’s ability to engage in such transactions with respect to either the Company’s securities or any other entity’s securities.

(f) No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by each party to be bound thereby. This Agreement shall inure to the benefit of and be binding on each of the Company, BTIG, Laidlaw, Arcadia, JonesTrading, and their respective successors.

(g) Except as set forth in Annex A attached hereto, nothing in this Agreement is intended to confer upon any other person (including the stockholders, employees or creditors of the Company) any rights or remedies hereunder or by reason hereof.

(h) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

(i) This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California, without reference to principles of conflicts of law.

(j) Any dispute, controversy or claim directly or indirectly relating to or arising out of this Agreement shall be submitted to binding and non-appealable arbitration before FINRA, pursuant to FINRA rules, as applicable to be held in San Francisco, California. The award in the arbitration shall be final and binding and judgment thereon may be entered in any court having jurisdiction. The costs and expenses (including reasonable attorney’s fees) of the prevailing party shall be borne and paid by the party that the arbitrator, or arbitrators, determine is the non-prevailing party. The Company agrees and consents to personal jurisdiction, service of process and venue in any federal or state court within the State of California in connection with any action brought to enforce an award in arbitration. In advance of a party submitting to arbitration, the parties will cooperate in good faith in order to attempt to resolve any dispute. BTIG, Laidlaw, Arcadia, JonesTrading, and the Company (each on its own behalf and, to the extent permitted by law, on behalf of its shareholders) each waives any right to trial by jury in any action, claim, suit or proceeding with respect to the Placement Agents’ engagement as placement agent under this Agreement or its role in connection herewith.

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(k) The Company understands that each Placement Agent is acting solely as a placement agent to the Company, and as an independent contractor, and the Placement Agents are not undertaking to provide any legal, accounting or tax advice to the Company or any other person in connection with its engagement under this Agreement. The Placement Agents’ role in any due diligence shall be limited solely to performing such review as it shall deem necessary to support its own advice and analysis and shall not be on behalf of the Company or any other person.

(l) The Company shall provide to the Placement Agents all information requested by the Placement Agents for the purpose of their engagement under this Agreement and also provide reasonable access to officers, employees and directors of the Company. The Company also agrees that upon the consummation of any Transaction, the Company shall notify BTIG, in writing, (i) whether it expects to treat the consummated Transaction as a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), and (ii) if so, the applicable category of “reportable transaction”. The Placement Agents shall be entitled to rely upon and assume, without any obligation of independent verification, the accuracy and completeness of all information that is publicly available and of all information that has been furnished to it by the Company or any purchaser or otherwise reviewed by the Placement Agents, and the Placement Agents shall not assume any responsibility or have any liability therefor. The Placement Agents have no obligation to conduct any appraisal of any assets or liabilities or to evaluate the solvency of the Company or any purchaser under any state or federal laws relating to bankruptcy, insolvency or similar matters.

(m) The Company agrees that, following the consummation of any Transaction, each of the Placement Agents may, at their own option and expense, place an advertisement or announcement in such newspapers and periodicals as it may determine describing such Placement Agents’ role as placement agent to the Company. The Company agrees that any press release it may issue announcing a Transaction shall contain a reference to the Placement Agents’ roles as placement agent to the Company in connection with such Transaction, and that the Placement Agents shall have the right to review and pre-approve any reference to it or its role as placement agent under this Agreement in any public statement made by the Company (such approval not to be unreasonably withheld).

(n) Notwithstanding any other provision herein, the Company and each of its employees, representatives or other agents may disclose to any and all persons, without limitation of any kind, the U.S. income and franchise tax treatment and the U.S. income and franchise tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses, if any) that are provided to the Company relating to such tax treatment and tax structure insofar as such treatment and/or structure relates to a U.S. income or franchise tax strategy, if any, provided to the Company by the Placement Agents or their respective or its affiliates.

(o) This Agreement may not be assigned by the Company, BTIG, Laidlaw, Arcadia, or JonesTrading without the prior written consent of the other parties. This Agreement (together with Annex A attached hereto) constitutes the entire understanding of the parties with respect to the subject matter thereof, may not be amended except in writing signed by both of the parties, has been duly authorized and executed by each of the parties hereto and constitutes the legal, binding obligation of each such party.

[Remainder of Page Left Intentionally Blank. Signature Page Immediately Follows.]

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If the terms of this engagement as set forth in this Agreement (including the attached Annex A) are satisfactory, please execute the enclosed copy of this Agreement and return it to the undersigned. BTIG, Laidlaw, Arcadia, and JonesTrading are delighted to accept this engagement and looks forward to working with the Company.

Sincerely,

BTIG, LLC

By:	/s/ Mark Secrest
Mark Secrest
Managing Director

Laidlaw & Company (UK) LTD

By:	/s/ Hugh Regan
Hugh Regan
Executive Director,
Investment Banking

Arcadia Securities, LLC

By:	/s/ William B. Buchanan, Jr.
William B. Buchanan, Jr.
Managing Partner

JonesTrading Institutional Services LLC

By:	/s/ Burke Cook
Burke Cook
General Counsel

Accepted and agreed to as of the date first written above:

Beyond Air, Inc.

By:	/s/ Steve Lisi
Steve Lisi
Chief Executive Officer and Chairman of the Board

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ANNEX A

The following terms and conditions shall be incorporated by reference into the Agreement dated August 16, 2024, by and between BTIG, LLC (“BTIG”), Laidlaw & Company (UK) LTD (“Laidlaw”), Arcadia Securities, LLC, (“Arcadia”), JonesTrading Institutional Services LLC (“JonesTrading”) and Beyond Air, Inc. (collectively with its subsidiaries and affiliates, the “Company”) to which this Annex A is attached. Capitalized terms used below without definition shall have the meanings ascribed to them in the Agreement to which this Annex A is attached and any references herein to the “Agreement” shall mean the Agreement to which this Annex A is attached and the terms and conditions in this Annex A. Each of BTIG, Laidlaw, Arcadia, and JonesTrading shall be referred to as a “Placement Agent” hereunder, and shall be referred to herein collectively as the “Placement Agents”.

(a) The Company agrees (i) to indemnify and hold harmless each Placement Agent and its affiliates, and its and their respective directors, officers, members, partners, employees, agents and controlling persons and their affiliates (each Placement Agent and each such entity or person being an “Indemnified Person”), from and against any and all losses, claims, demands, damages or liabilities of any kind, joint or several (collectively, “Liabilities”), to which such Indemnified Person may become subject under any applicable law, or otherwise, and related to, arising out of activities performed or services furnished pursuant to the Agreement, or in connection with, the Transactions contemplated by the Agreement of which this Annex A is a part, or such Placement Agent’s role in connection therewith, or the engagement of such Placement Agent pursuant thereto, and (ii) to reimburse each Indemnified Person for all expenses (including counsel fees and expenses) incurred by such Indemnified Person in connection with the investigation of, preparation for or defense of any investigation, administrative, judicial or regulatory action or proceeding in any jurisdiction related to or arising out of such activities, services, Transaction or role, whether or not in connection with pending or threatened litigation to which any Indemnified Person is a party, in each case as such expenses are incurred or paid. The Company shall not, however, with respect to any Indemnified Person, be responsible for any such Liabilities or expenses to the extent that they are finally judicially determined by a court of competent jurisdiction to have resulted from the fraud, gross negligence, or willful misconduct of such Indemnified Person in performing the services set forth in the Agreement. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company or any of its security holders or creditors related to, arising out of, or in connection with, any Transaction contemplated by the Agreement, the engagement of any Placement Agent pursuant to, or the performance by any Placement Agent of the services contemplated by, the Agreement, except, with respect to any Indemnified Person, to the extent that any Liabilities or expenses incurred by the Company are finally judicially determined by a court of competent jurisdiction to have resulted from the fraud, gross negligence, or willful misconduct of such Indemnified Person in performing the services that are the subject of this Agreement. In no event shall the Company or any Indemnified Person be responsible for any special, indirect or consequential damages incurred by the other; provided, however, that nothing in this sentence shall be deemed to relieve the Company of any obligation it may otherwise have hereunder to indemnify an Indemnified Person for any such damages asserted by an unaffiliated third party.

Annex A
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(b) In case any Indemnified Person shall receive written notice of the commencement of any proceeding with respect to which such Indemnified Person intends to exercise rights under this Annex A, such Indemnified Person shall promptly notify the Company in writing. The failure of an Indemnified Person to provide such prompt notice shall not reduce such Indemnified Person’s right to indemnification or other rights hereunder to the extent that such failure does not materially prejudice the ability to defend such proceeding. The Company shall have the right to assume the defense of any such action, including the employment of counsel reasonably satisfactory to such Indemnified Person and shall not settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any claim, action or proceeding in respect of which indemnity may be sought hereunder, whether or not any Indemnified Person is an actual or potential party thereto, unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Person from all liabilities arising out of such claim, action or proceeding, or unless the Company receives the Indemnified Person’s prior written consent in each instance. Any Indemnified Person shall be entitled to retain separate counsel of its choice and participate in the defense of any action in connection with any of the matters to which this Annex A relates, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or has elected not to assume the defense or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the Company; provided that the Company shall not in such event be responsible under this Annex A for the fees and expenses of more than one firm of separate counsel (in addition to local counsel) for such Indemnified Person in connection with any such action in the same jurisdiction.

Prior to entering into any agreement or arrangement with respect to, or effecting, any proposed sale, exchange, dividend or other distribution or liquidation of all or substantially all of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities that does not directly or indirectly provide for the assumption of the obligations of the Company set forth in this Annex A, the Company shall notify the Placement Agents in writing thereof (if not previously so notified) and, if requested by any of the Placement Agents, shall arrange in connection therewith alternative means of providing for the obligations of the Company set forth in this Annex A, including the assumption of such obligations by another party, insurance, surety bonds or the creation of an escrow, in each case in an amount and upon terms and conditions satisfactory to the Placement Agents.

(c) If the foregoing indemnification of an Indemnified Person provided for in this Annex A is for any reason unavailable or insufficient to hold an Indemnified Person harmless in respect of any Liabilities (and related expenses) referred to herein, then, in lieu of indemnifying such Indemnified Person hereunder, the Company shall contribute to the amount paid or payable by such Indemnified Person as a result of such Liabilities (and related expenses), (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Placement Agents, on the other hand, of the Transaction (whether or not the Transaction is consummated), or (ii) if (but only if) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Placement Agents on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and the Placement Agents of the Transaction (whether or not the Transaction is consummated) shall be deemed to be, in the case of a Transaction, in the same proportion as (x) the total value paid or contemplated to be paid or received or contemplated to be received by the Company or its security holders as a result of or in connection with the Transaction (whether or not the Transaction is consummated), bears to (y) the fees paid or to be paid to the Placement Agents under the Agreement and in the case of any other transaction, in the same proportion that the total gross proceeds of such transaction to the Company from such transaction bears to the fees paid or to be paid to the Placement Agents under the Agreement or any agreements governing such transaction; provided, however, that, to the extent permitted by applicable law, in no event shall any Placement Agent (or any of its affiliates, and their respective directors, officers, members, partners, employees, agents and controlling persons and their affiliates) be required to contribute an aggregate amount in excess of the aggregate fees actually paid to such Placement Agent under the Agreement or such other agreements.

Annex A
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If any Placement Agent or any other Indemnified Person is requested or required to appear as a witness in any action brought by or on behalf of or against the Company or an investor in the Transaction in which such party is not named as a defendant, the Company will reimburse such Placement Agent for all expenses incurred in connection with such party’s appearing and preparing to appear as such a witness, including, without limitation, the fees and disbursements of its legal counsel.

The provisions of this Annex A shall continue to apply and shall remain in full force and effect regardless of any modification or termination of the engagement or the Agreement or the completion of the Placement Agents’ services thereunder.

BTIG, LLC

By:	/s/ Mark Secrest
Mark Secrest
Managing Director

Laidlaw & Company (UK) LTD

By:	/s/ Hugh Regan
Hugh Regan
Executive Director,
Investment Banking

Arcadia Securities, LLC

By:	/s/ William B. Buchanan, Jr.
William B. Buchanan, Jr.
Managing Partner

JonesTrading Institutional Services LLC

By:	/s/ Burke Cook
Burke Cook
General Counsel

Accepted and agreed to as of the date first written above:

Beyond Air, Inc.

By:	/s/ Steve Lisi
Steve Lisi
Chief Executive Officer and Chairman of the Board

Annex A
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